Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Net cash provided by operating activities	$12,059	$14,284	$20,925	$25,336
Less: Capital expenditures	(4,466)	(5,472)	(9,432)	(10,654)
Free Cash Flow	7,593	8,812	11,493	14,682

Less: Dividends paid	(3,737)	(3,722)	(7,474)	(7,436)
Free Cash Flow after Dividends	$3,856	$5,090	$4,019	$7,246
Free Cash Flow Dividend Payout Ratio	49.2%	42.2%	65.0%	50.6%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Capital Expenditures	$(4,466)	$(5,472)	$(9,432)	$(10,654)
Cash paid for vendor financing	(563)	(1,017)	(1,354)	(1,836)
Cash paid for Capital Investment[1]	$(5,029)	$(6,489)	$(10,786)	$(12,490)
[1] Gross capital investment excludes FirstNet reimbursements of $72 in the second quarter and $79 for the first six months of 2020.

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Net Income	$1,563	$3,974	$6,526	$8,322
Additions:
Income Tax Expense	935	1,099	2,237	2,122
Interest Expense	2,041	2,149	4,059	4,290
Equity in Net (Income) Loss of Affiliates	10	(40)	16	(33)
Other (Income) Expense - Net	(1,017)	318	(1,820)	32
Depreciation and amortization	7,285	7,101	14,507	14,307
EBITDA	10,817	14,601	25,525	29,040

Total Operating Revenues	40,950	44,957	83,729	89,784
Service Revenues	37,051	41,023	75,934	81,707

EBITDA Margin	26.4%	32.5%	30.5%	32.3%
EBITDA Service Margin	29.2%	35.6%	33.6%	35.5%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Communications Segment
Operating Contribution	$8,112	$8,671	$16,315	$16,682
Additions:
Depreciation and amortization	4,639	4,584	9,274	9,142
EBITDA	12,751	13,255	25,589	25,824

Total Operating Revenues	33,592	35,267	67,841	70,436

Operating Income Margin	24.1%	24.6%	24.0%	23.7%
EBITDA Margin	38.0%	37.6%	37.7%	36.7%

Mobility
Operating Contribution	$5,805	$5,767	$11,593	$11,076
Additions:
Depreciation and amortization	2,012	2,003	4,057	4,016
EBITDA	7,817	7,770	15,650	15,092

Total Operating Revenues	17,149	17,292	34,551	34,655
Service Revenues	13,669	13,824	27,637	27,453

Operating Income Margin	33.9%	33.4%	33.6%	32.0%
EBITDA Margin	45.6%	44.9%	45.3%	43.5%
EBITDA Service Margin	57.2%	56.2%	56.6%	55.0%

Entertainment Group
Operating Contribution	$1,030	$1,514	$2,365	$2,992
Additions:
Depreciation and amortization	1,309	1,339	2,598	2,662
EBITDA	2,339	2,853	4,963	5,654

Total Operating Revenues	10,069	11,368	20,584	22,696

Operating Income Margin	10.2%	13.3%	11.5%	13.2%
EBITDA Margin	23.2%	25.1%	24.1%	24.9%

Business Wireline
Operating Contribution	$1,277	$1,390	$2,357	$2,614
Additions:
Depreciation and amortization	1,318	1,242	2,619	2,464
EBITDA	2,595	2,632	4,976	5,078

Total Operating Revenues	6,374	6,607	12,706	13,085

Operating Income Margin	20.0%	21.0%	18.6%	20.0%
EBITDA Margin	40.7%	39.8%	39.2%	38.8%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
WarnerMedia Segment
Operating Contribution	$1,917	$2,350	$3,930	$4,913
Additions:
Equity in Net (Income) of Affiliates	(4)	(55)	(19)	(122)
Depreciation and amortization	167	104	330	260
EBITDA	2,080	2,399	4,241	5,051

Total Operating Revenues	6,814	8,835	14,662	17,640

Operating Income Margin	28.1%	26.0%	26.7%	27.2%
EBITDA Margin	30.5%	27.2%	28.9%	28.6%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Latin America Segment
Operating Contribution	$(201)	$(209)	$(385)	$(382)
Additions:
Equity in Net (Income) of Affiliates	(8)	(12)	(12)	(12)
Depreciation and amortization	242	284	523	584
EBITDA	33	63	126	190

Total Operating Revenues	1,232	1,757	2,822	3,475

Operating Income Margin	-17.0%	-12.6%	-14.1%	-11.3%
EBITDA Margin	2.7%	3.6%	4.5%	5.5%

Vrio
Operating Contribution	$(28)	$(2)	$(67)	$30
Additions:
Equity in Net (Income) of Affiliates	(8)	(12)	(12)	(12)
Depreciation and amortization	127	165	274	334
EBITDA	91	151	195	352

Total Operating Revenues	752	1,032	1,639	2,099

Operating Income Margin	-4.8%	-1.4%	-4.8%	0.9%
EBITDA Margin	12.1%	14.6%	11.9%	16.8%

Mexico
Operating Contribution	$(173)	$(207)	$(318)	$(412)
Additions:
Equity in Net (Income) Loss of Affiliates	-	-	-	-
Depreciation and amortization	115	119	249	250
EBITDA	(58)	(88)	(69)	(162)

Total Operating Revenues	480	725	1,183	1,376

Operating Income Margin	-36.0%	-28.6%	-26.9%	-29.9%
EBITDA Margin	-12.1%	-12.1%	-5.8%	-11.8%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Operating Revenues
Time Warner merger adjustment	$-	$30	$-	$72
Adjustments to Operating Revenues	-	30	-	72
Operating Expenses
Time Warner and other merger costs	211	316	393	389
Employee separation costs and benefit-related (gain) loss[1]	765	94	884	342
Impairments	2,319	-	2,442	-
Gain on spectrum transaction	-	-	(900)	-
Adjustments to Operations and Support Expenses	3,295	410	2,819	731
Amortization of intangible assets	2,145	1,959	4,201	3,948
Adjustments to Operating Expenses	5,440	2,369	7,020	4,679
Other
Gain on sale of investments -net	-	(638)	-	(638)
Debt redemptions, impairments and other adjustments	293	140	407	351
Employee benefit related (gain) loss[1,2]	(161)	1,699	42	2,131
Adjustments to Income Before Income Taxes	5,572	3,600	7,469	6,595
Tax impact of adjustments	749	779	1,143	1,428
Tax-related items	-	-	-	141
Impairment attributable to noncontrolling interest	105	-	105	-
Adjustments to Net Income	$4,718	$2,821	$6,221	$5,026
[1] Total holding gains on benefit-related investments were approximately $300 million in the second quarter, and flat for the first six months of 2020.
[2] Includes holding (gains) losses on benefit-related investments in 2020 and an actuarial loss on our pension plan in 2019.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Operating Income	$3,532	$7,500	$11,018	$14,733
Adjustments to Operating Revenues	-	30	-	72
Adjustments to Operating Expenses	5,440	2,369	7,020	4,679
Adjusted Operating Income	8,972	9,899	18,038	19,484

EBITDA	10,817	14,601	25,525	29,040
Adjustments to Operating Revenues	-	30	-	72
Adjustments to Operations and Support Expenses	3,295	410	2,819	731
Adjusted EBITDA	14,112	15,041	28,344	29,843

Total Operating Revenues	40,950	44,957	83,729	89,784
Adjustments to Operating Revenues	-	30	-	72
Total Adjusted Operating Revenue	40,950	44,987	83,729	89,856
Service Revenues	37,051	41,023	75,934	81,707
Adjustments to Service Revenues	-	30	-	72
Adjusted Service Revenue	37,051	41,053	75,934	81,779

Operating Income Margin	8.6%	16.7%	13.2%	16.4%
Adjusted Operating Income Margin	21.9%	22.0%	21.5%	21.7%
Adjusted EBITDA Margin	34.5%	33.4%	33.9%	33.2%
Adjusted EBITDA Service Margin	38.1%	36.6%	37.3%	36.5%

Adjusted Diluted EPS

	Second Quarter		Six-Month Period
	2020	2019	2020	2019
Diluted Earnings Per Share (EPS)	$0.17	$0.51	$0.81	$1.06
Amortization of intangible assets	0.24	0.21	0.46	0.42
Merger integration items	0.02	0.05	0.04	0.07
(Gain) loss on sale of assets, impairments and other adjustments	0.08	(0.06)	0.02	(0.01)
Actuarial (gain) loss	-	0.18	-	0.23
Impairments	0.32	-	0.34	-
Tax-related items	-	-	-	(0.02)
Adjusted EPS	$0.83	$0.89	$1.67	$1.75
Year-over-year growth - Adjusted	-6.7%		-4.6%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,170	7,353	7,192	7,347

Constant Currency

Constant Currency is a non-GAAP financial measure that management uses to evaluate the operating performance of certain international subsidiaries by excluding or otherwise adjusting for the impact of changes in foreign currency exchange rates between comparative periods. We believe constant currency enhances comparison and is useful to investors to evaluate the performance of our business without taking into account the impact of changes to the foreign exchange rates to which our business is subject. To compute our constant currency results, we multiply or divide, as appropriate, our current year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior year average foreign exchange rates. In calculating amounts on a constant currency basis, for our Vrio business unit, we exclude our Venezuela subsidiary in light of the hyperinflationary conditions in Venezuela, which we do not believe are representative of the macroeconomics of the rest of the region in which we operate.

Constant Currency
Dollars in millions
	Second Quarter
	2020	2019
AT&T Inc.
Total Operating Revenues	$40,950	$44,957
Exclude Venezuela	(2)	(8)
Impact of foreign exchange translation	440	-
Operating Revenues on Constant Currency Basis	41,388	44,949
Year-over-year growth	-7.9%

Adjusted EBITDA	14,112	15,041
Exclude Venezuela	(3)	2
Impact of foreign exchange translation	112	-
Adjusted EBITDA on Constant Currency Basis	14,221	15,043
Year-over-year growth	-5.5%

WarnerMedia Segment
Total Operating Revenues	$6,814	$8,835
Impact of foreign exchange translation	81	-
WarnerMedia Operating Revenues on Constant Currency Basis	6,895	8,835
Year-over-year growth	-22.0%

EBITDA	2,080	2,399
Impact of foreign exchange translation	39	-
WarnerMedia EBITDA on Constant Currency Basis	2,119	2,399
Year-over-year growth	-11.7%

Latin America Segment
Total Operating Revenues	$1,232	$1,757
Exclude Venezuela	(2)	(8)
Impact of foreign exchange translation	359	-
Latin America Operating Revenues on Constant Currency Basis	1,589	1,749
Year-over-year growth	-9.1%

EBITDA	33	63
Exclude Venezuela	(3)	2
Impact of foreign exchange translation	73	-
Latin America EBITDA on Constant Currency Basis	103	65
Year-over-year growth	58.5%

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Sept 30,	Dec. 31,	March 31,	June 30,	Four Quarters
	2019[1]	2019[1]	2019[1]	2020
Adjusted EBITDA[2]	$15,079	$14,365	$14,232	$14,112	$57,788
End-of-period current debt					15,576
End-of-period long-term debt					153,388
Total End-of-Period Debt					168,964
Less: Cash and Cash Equivalents					16,941
Net Debt Balance					152,023
Annualized Net Debt to Adjusted EBITDA Ratio					2.631
1 As reported in AT&T's Form 8-K filed October 28, 2019, January 29, 2020, and April 22, 2020.
[2] Includes the purchase accounting reclassification of released content amortization of $108 million, $102 million, $69 million and $75 million in the four quarters presented, respectively.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Second Quarter
	June 30, 2020				June 30, 2019
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$13,669	$-	$(11,785)	$1,884	$13,824	$-	$(11,943)	$1,881
Strategic and managed services	-	3,943	-	3,943	-	3,834	-	3,834
Legacy voice and data services	-	2,067	-	2,067	-	2,324	-	2,324
Other services and equipment	-	364	-	364	-	449	-	449
Wireless equipment	3,480	-	(2,895)	585	3,468	-	(2,851)	617
Total Operating Revenues	17,149	6,374	(14,680)	8,843	17,292	6,607	(14,794)	9,105

Operating Expenses
Operations and support	9,332	3,779	(7,687)	5,424	9,522	3,975	(7,985)	5,512
EBITDA	7,817	2,595	(6,993)	3,419	7,770	2,632	(6,809)	3,593
Depreciation and amortization	2,012	1,318	(1,693)	1,637	2,003	1,242	(1,700)	1,545
Total Operating Expenses	11,344	5,097	(9,380)	7,061	11,525	5,217	(9,685)	7,057
Operating Income	5,805	1,277	(5,300)	1,782	5,767	1,390	(5,109)	2,048
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-	-	-	-
Operating Contribution	$5,805	$1,277	$(5,300)	$1,782	$5,767	$1,390	$(5,109)	$2,048
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Six-Month Period
	June 30, 2020				June 30, 2019
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$27,637	$-	$(23,804)	$3,833	$27,453	$-	$(23,795)	$3,658
Strategic and managed services	-	7,822	-	7,822	-	7,613	-	7,613
Legacy voice and data services	-	4,196	-	4,196	-	4,721	-	4,721
Other services and equipment	-	688	-	688	-	751	-	751
Wireless equipment	6,914	-	(5,619)	1,295	7,202	-	(5,995)	1,207
Total Operating Revenues	34,551	12,706	(29,423)	17,834	34,655	13,085	(29,790)	17,950

Operating Expenses
Operations and support	18,901	7,730	(15,497)	11,134	19,563	8,007	(16,444)	11,126
EBITDA	15,650	4,976	(13,926)	6,700	15,092	5,078	(13,346)	6,824
Depreciation and amortization	4,057	2,619	(3,414)	3,262	4,016	2,464	(3,410)	3,070
Total Operating Expenses	22,958	10,349	(18,911)	14,396	23,579	10,471	(19,854)	14,196
Operating Income	11,593	2,357	(10,512)	3,438	11,076	2,614	(9,936)	3,754
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-	-	-	-
Operating Contribution	$11,593	$2,357	$(10,512)	$3,438	$11,076	$2,614	$(9,936)	$3,754
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.